                                                                    EXHIBIT 99.5

CASE NAME:    KEVCO COMPONENTS, INC.                  ACCRUAL BASIS

CASE NUMBER:  401-40790-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                         TREASURER
---------------------------------------                  -----------------------
Original Signature of Responsible Party                         Title

JOSEPH P. TOMCZAK                                           APRIL 27, 2001
---------------------------------------                  -----------------------
Printed Name of Responsible Party                               Date

PREPARER:

/s/ DENNIS S. FAULKNER                                   ACCOUNTANT FOR DEBTOR
---------------------------------------                  -----------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                          APRIL 27, 2001
---------------------------------------                  -----------------------
Printed Name of Preparer                                        Date

CASE NAME:     KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 1

CASE NUMBER:   401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                SCHEDULED              MONTH             MONTH
ASSETS                                            AMOUNT               FEB-01            MAR-01                 MONTH
------                                          ----------          ----------         ----------               -----

1.      Unrestricted Cash                              134                 134              6,050
2.      Restricted Cash                                                                                             0
3.      Total Cash                                     134                 134              6,050                   0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)                              0                   0                  0                   0
9.      Total Current Assets                           134                 134              6,050                   0
10.     Property, Plant & Equipment
11.     Less: Accumulated
        Depreciation/Depletion
12.     Net Property, Plant & Equipment                  0                   0                  0                   0
13.     Due From Insiders
14.     Other Assets - Net of Amortization
        (Attach List)                                    0                   0                  0                   0
15.     Other (Attach List)                     27,217,768          27,217,768         27,217,768                   0
16.     Total Assets                            27,217,902          27,217,902         27,223,818                   0

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                  0                  0                   0
23.     Total Post Petition Liabilities                                      0                  0                   0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                 75,885,064          63,113,388         63,113,388
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                    157,389,954         157,389,954        157,396,888                   0
28.     Total Pre Petition Liabilities         233,275,018         220,503,342        220,510,276                   0
29.     Total Liabilities                      233,275,018         220,503,342        220,510,276                   0

EQUITY

30.     Pre Petition Owners' Equity                               (206,057,116)      (206,057,116)
31.     Post Petition Cumulative Profit Or
        (Loss)                                                                             (1,018)
32.     Direct Charges To Equity (Attach
        Explanation) (Footnote)                                     12,771,676         12,771,676
33.     Total Equity                                              (193,285,440)      (193,286,458)                  0
34.     Total Liabilities and Equity                                27,217,902         27,223,818                   0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                   SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                       ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                               SCHEDULED        MONTH             MONTH
ASSETS                                           AMOUNT         FEB-01            MAR-01             MONTH
------                                         ----------      ----------       ----------           -----

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                            0               0                0               0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                 0               0                0               0

A.      Investment In Subsidiaries             27,217,768      27,217,768       27,217,768
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                  27,217,768      27,217,768       27,217,768               0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                  0                0               0

PRE PETITION LIABILITIES

        Intercompany Payables
A.      (FOOTNOTE)                             28,889,954      28,889,954       28,896,888
B.      10 3/8%  Senior Sub. Notes            105,000,000     105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes            23,500,000      23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                        157,389,954     157,389,954      157,396,888               0

CASE NAME:     KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 2

CASE NUMBER:   401-40790-BJH-11

INCOME STATEMENT

                                                         MONTH            MONTH                              QUARTER
REVENUES                                                 FEB-01           MAR-01              MONTH           TOTAL
--------                                                 ------           ------              -----          -------

1.    Gross Revenues                                                                             0                 0
2.    Less: Returns & Discounts                                                                                    0
3.    Net Revenue                                            0                 0                 0                 0

COST OF GOODS SOLD

4.    Material                                                                                                     0
5.    Direct Labor                                                                                                 0
6.    Direct Overhead                                                                                              0
7.    Total Cost Of Goods Sold                               0                 0                 0                 0
8.    Gross Profit                                           0                 0                 0                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                               0
10.   Selling & Marketing                                                                                          0
11.   General & Administrative                                               297                                 297
12.   Rent & Lease                                                           500                                 500
13.   Other (Attach List)                                                    221                                 221
14.   Total Operating Expenses                               0             1,018                 0             1,018
15.   Income Before Non-Operating
      Income & Expense                                       0            (1,018)                0            (1,018)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                              0
17.   Non-Operating Expense (Att List)                                                                             0
18.   Interest Expense                                                                                             0
19.   Depreciation / Depletion                                                                                     0
20.   Amortization                                                                                                 0
21.   Other (Attach List)                                                                                          0
22.   Net Other Income & Expenses                            0                 0                 0                 0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                            0
24.   U.S. Trustee Fees                                                                                            0
25.   Other (Attach List)                                                                                          0
26.   Total Reorganization Expenses                          0                 0                 0                 0
27.   Income Tax                                                                                                   0
28.   Net Profit (Loss)                                      0            (1,018)                0            (1,018)

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                   SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                       ACCRUAL BASIS - 2

INCOME STATEMENT

                                                    MONTH              MONTH                               QUARTER
OPERATING EXPENSES                                  FEB-01             MAR-01            MONTH              TOTAL
------------------                                  ------             ------            -----             -------

A.    Taxes                                                              221                                  221
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0
  TOTAL OTHER OPERATING
   EXPENSES - LINE 13                                    0               221                 0                221

OTHER INCOME & EXPENSES

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0
  TOTAL NON-OPERATING
   INCOME - LINE 16                                      0                 0                 0                  0

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0
  TOTAL NON-OPERATING
   EXPENSE - LINE 17                                     0                 0                 0                  0

A.                                                                                                              0
B.                                                                                                              0
C.                                                                                                              0
D.                                                                                                              0
E.                                                                                                              0
  TOTAL OTHER EXPENSE - LINE
             21                                          0                 0                 0                  0

CASE NAME:     KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 3

CASE NUMBER:   401-40790-BJH-11

CASH RECEIPTS AND                             MONTH           MONTH                             QUARTER
DISBURSEMENTS                                 FEB-01          MAR-01            MONTH            TOTAL
-------------                                 ------          ------            -----           -------

1.   Cash - Beginning Of Month                        SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                    0                 0

COLLECTION OF ACCOUNTS
RECEIVABLE

3.   Pre Petition                                                                                    0
4.   Post Petition                                                                                   0
5.   Total Operating Receipts                     0               0                0                 0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                  0
7.   Sale of Assets                                                                                  0
8.   Other (Attach List)                                                                             0
9.   Total Non-Operating Receipts                 0               0                0                 0
10.  Total Receipts                               0               0                0                 0
11.  Total Cash Available                         0               0                0                 0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                     0
13.  Payroll Taxes Paid                                                                              0
14.  Sales, Use & Other Taxes Paid                                                                   0
15.  Secured / Rental / Leases                                                                       0
16.  Utilities                                                                                       0
17.  Insurance                                                                                       0
18.  Inventory Purchases                                                                             0
19.  Vehicle Expenses                                                                                0
20.  Travel                                                                                          0
21.  Entertainment                                                                                   0
22.  Repairs & Maintenance                                                                           0
23.  Supplies                                                                                        0
24.  Advertising                                                                                     0
25.  Other (Attach List)                                                                             0
26.  Total Operating Disbursements                0               0                0                 0

REORGANIZATION
DISBURSEMENTS

27.  Professional Fees                                                                               0
28.  U.S. Trustee Fees                                                                               0
29.  Other (Attach List)                                                                             0
30.  Total Reorganization Expenses                0               0                0                 0
31.  Total Disbursements                          0               0                0                 0
32.  Net Cash Flow                                0               0                0                 0
33.  Cash - End of Month                          0               0                0                 0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                   SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                       ACCRUAL BASIS - 3

                                                          MARCH-01
                                                      -----------------

                                                   KEVCO        KEVCO      KEVCO      KEVCO          KEVCO    KEVCO
                                                  DIST LP      MFG.LP      MGMT      HOLDING      COMPONENTS   INC       TOTAL
                                                ----------   ---------  -----------  -------      ----------  ------   ----------

1     CASH-BEGINNING OF MONTH                       41,529     (55,996)  17,746,282      232            134    1,000   17,733,181

 RECEIPTS FROM OPERATIONS
2     CASH SALES                                   274,302          --                                                    274,302
 COLLECTION OF ACCOUNTS RECEIVABLE
3     PRE PETITION                               1,120,290     367,383                                                  1,487,673
4     POST PETITION                             15,181,617   6,014,122                                                 21,195,739

5     TOTAL OPERATING RECEIPTS                  16,576,209   6,381,505           --       --             --       --   22,957,714

 NON OPERATING RECEIPTS
6     LOANS & ADVANCES                                              --                                                         --
7     SALE OF ASSETS                                   286          --                                                        286
8     OTHER                                             --          --           --       --          2,700       --        2,700
                   SALE EXPENSE REIMBURSEMENT
                   ADP ADVANCE
                   MISC.                                                                              2,700
                   INTEREST INCOME

9     TOTAL NON OPERATING RECEIPTS                     286          --           --       --          2,700       --        2,986

10    TOTAL RECEIPTS                            16,576,495   6,381,505           --       --          2,700       --   22,960,700

11    CASH AVAILABLE                            16,618,024   6,325,509   17,746,282      232          2,834    1,000   40,693,881

 OPERATING DISBURSEMENTS
12    NET PAYROLL                                2,105,173   1,038,694      250,403                                     3,394,270
13    PAYROLL TAXES PAID                                            --    1,538,108      221            221             1,538,550
14    SALES, USE & OTHER TAXES PAID                    235       1,675                    50                                1,960
15    SECURED/RENTAL/LEASES                        327,171      99,127       97,670      500            500               524,968
16    UTILITIES                                    119,696     124,447      344,565       38             38               588,784
17    INSURANCE                                      5,770       1,447    1,241,403                                     1,248,620
18    INVENTORY PURCHASES                        3,246,839   2,943,026                                                  6,189,865
19    VEHICLE EXPENSE                               55,871      32,906                                                     88,777
20    TRAVEL                                        17,371      11,694          512                                        29,577
21    ENTERTAINMENT                                  7,156       1,384                                                      8,540
22    REPAIRS & MAINTENANCE                          9,451      32,333          470                                        42,254
23    SUPPLIES                                      10,799      58,576                                                     69,375
24    ADVERTISING                                                   --           --                                            --
25    OTHER                                        394,411     226,566      214,929      179            259       --      836,344
                   FREIGHT                         357,913     143,548                                                    501,461
                   CONTRACT LABOR                    1,602       7,601       63,360                                        72,563
                   401 K PAYMENTS                                   --      151,450                                       151,450
                   PAYROLL TAX ADVANCE ADP                                                                                     --
                   WAGE GARNISHMENTS                                                                                           --
                   MISC.                            34,896      75,417          119      179            259               110,870

26    TOTAL OPERATING DISBURSEMENTS              6,299,943   4,571,875    3,688,060      988          1,018       --   14,561,884

 REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                             --                                                         --
28    US TRUSTEE FEES                                               --                                                         --
29    OTHER                                     10,316,598   1,848,876  (12,155,474)  (5,766)        (4,234)      --           --
                   LOAN PAYMENTS                                    --                                                         --
                   INTERCOMPANY TRANSFERS       10,316,598   1,848,876  (12,155,474)  (5,766)        (4,234)                   --
                                                                                                                               --
                                                                    --

30    TOTAL REORGANIZATION EXPENSE              10,316,598   1,848,876  (12,155,474)  (5,766)        (4,234)      --           --

31    TOTAL DISBURSEMENTS                       16,616,541   6,420,751   (8,467,414)  (4,778)        (3,216)      --   14,561,884

32    NET CASH FLOW                                (40,046)    (39,246)   8,467,414    4,778          5,916       --    8,398,816
                                                ----------   ---------  -----------   ------         ------    -----   ----------
33    CASH- END OF MONTH                             1,483     (95,242)  26,213,696    5,010          6,050    1,000   26,131,997
                                                ==========   =========  ===========   ======         ======    =====   ==========

CASE NAME:     KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 4

CASE NUMBER:   401-40790-BJH-11

                                                       SCHEDULED            MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                               AMOUNT              FEB-01           MAR-01             MONTH
-------------------------                              ---------            ------           ------             -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                               0                  0                0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                               0                  0                0                  0

AGING OF POST PETITION                 MONTH:      MARCH-01
TAXES AND PAYABLES                            -------------------

                                       0 - 30            31 - 60           61 - 90            91 +
TAXES PAYABLE                           DAYS               DAYS              DAYS             DAYS               TOTAL
-------------                          ------            -------           -------            -----              -----

1.   Federal                                                                                                        0
2.   State                                                                                                          0
3.   Local                                                                                                          0
4.   Other (Attach List)                                                                                            0
5.   Total Taxes Payable                  0                  0                  0                0                  0
6.   Accounts Payable                                                                                               0

                                       MONTH:      MARCH-01
STATUS OF POST PETITION TAXES                 -------------------

                                                                            AMOUNT
                                                      BEGINNING TAX     WITHHELD AND/OR                      ENDING TAX
FEDERAL                                                LIABILITY*           ACCRUED       (AMOUNT PAID)       LIABILITY
-------                                               -------------     ---------------   -------------      ----------

1.   Withholding **                                                                                                 0
2.   FICA - Employee **                                                       221             (221)                 0
3.   FICA - Employer **                                                                                             0
4.   Unemployment                                                                                                   0
5.   Income                                                                                                         0
6.   Other (Attach List)                                                                                            0
7.   Total Federal Taxes                                     0                221             (221)                 0

STATE AND LOCAL

8.   Withholding                                                                                                    0
9.   Sales                                                                                                          0
10.  Excise                                                                                                         0
11.  Unemployment                                                                                                   0
12.  Real Property                                                                                                  0
13.  Personal Property                                                                                              0
14.  Other (Attach List)                                                                                            0
15.  Total State And Local                                   0                  0                0                  0
16.  Total Taxes                                             0                221             (221)                 0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 5

CASE NUMBER:   401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MARCH-01
                                     MONTH: --------------------------

BANK RECONCILIATIONS                                   Account # 1       Account # 2
--------------------                                -----------------    -----------

A.   BANK:                                          PNC Bank Delaware                    Other Accounts
B.   ACCOUNT NUMBER:                                  56-0359-4656                       (Attach Sheet)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                           6,050                                                 6,050
2.   Add: Total Deposits Not Credited                                                                              --
3.   Subtract: Outstanding Checks                                                                                  --
4.   Other Reconciling Items                                                                                       --
5.   Month End Balance Per Books                          6,050                --                               6,050
6.   Number of Last Check Written                          1015

INVESTMENT ACCOUNTS

                                               DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE      INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
---------------------------                    --------      ----------      --------------     -------------

7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                   0               0

CASH

12.  Currency On Hand                                                                                    0
13.  Total Cash - End of Month                                                                       6,050

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 6

CASE NUMBER:   401-40790-BJH-11
                                                 MONTH:        MARCH-01
                                                        ----------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                    TYPE OF            AMOUNT          PAID TO
             NAME                   PAYMENT             PAID            DATE
             ----                   -------            ------          -------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Insiders                                              0             0

                                  PROFESSIONALS

                                    DATE OF
                                  COURT ORDER                                TOTAL       TOTAL
                                  AUTHORIZING        AMOUNT     AMOUNT      PAID TO     INCURRED
             NAME                   PAYMENT         APPROVED     PAID        DATE       & UNPAID*
             ----                 -----------       --------    ------      -------     ---------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                     0           0            0            0

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                     SCHEDULED      AMOUNTS    TOTAL
                                                      MONTHLY        PAID      UNPAID
                                                      PAYMENTS      DURING      POST
         NAME OF CREDITOR                               DUE          MONTH    PETITION
         ----------------                            ---------      ------    --------

1.
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                                0            0           0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                  ACCRUAL BASIS - 7

CASE NUMBER:  401-40790-BJH-11
                                                MONTH:       MARCH-01
                                                       ----------------------

QUESTIONNAIRE

                                                                                                                 YES        NO
                                                                                                                 ---        --

1.      Have any Assets been sold or transferred outside the normal course of business this
        reporting period?                                                                                                    X
2.      Have any funds been disbursed from any account other than a debtor in possession
        account?                                                                                                             X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                              X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?                                       X
5.      Have any Post Petition Loans been received by the debtor from any party?                                             X
6.      Are any Post Petition Payroll Taxes past due?                                                                        X
7.      Are any Post Petition State or Federal Income Taxes past due?                                                        X
8.      Are any Post Petition Real Estate Taxes past due?                                                                    X
9.      Are any other Post Petition Taxes past due?                                                                          X
10.     Are any amounts owed to Post Petition creditors delinquent?                                                          X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                                   X
12.     Are any wage payments past due?                                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                                 YES        NO
                                                                                                                 ---        --

1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                                      X
2.      Are all premium payments paid current?                                                                    X
3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

                                                                                                  PAYMENT AMOUNT
   TYPE OF POLICY                      CARRIER                       PERIOD COVERED                & FREQUENCY
   --------------                      -------                       --------------               --------------

General Liability                    Liberty Mutual                   9/1/00-9/1/01            Annual       $313,520
Umbrella                             National Union                   6/1/00-9/1/01            Annual       $103,349
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This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---


CASE NAME:     KEVCO COMPONENTS, INC.              FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40790-BJH-11                       ACCRUAL BASIS

                                            MONTH:      MARCH-01
                                                   --------------------

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
ACCRUAL BASIS             LINE
 FORM NUMBER             NUMBER                         FOOTNOTE / EXPLANATION
-------------            ------                         ----------------------

     1                     24      Pursuant to an Asset Purchase Agreement approved by the Court on
                                   February 23, 2001 and effective as of the same date among Kevco,
                                   Inc., Kevco Manufacturing, LP, Wingate Management Co. II, LP and
                                   Adorn LLC, certain assets and liabilities of Design Components, a division of Kevco Manufacturing, LP (Case No. 401-40784-BJH-11),
                                   were transferred to Adorn, LLC. At the effective date of
                                   purchase, Buyer assumed certain executory contracts,
                                   approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

     1                     27A     Intercompany payables are to co-debtors Kevco Management Co.
                                   (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                   401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                   401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                   401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                                   GP, Inc. (Case No. 401-40786-BJH-11), and DCM Delaware, Inc.
                                   (Case No. 401-40787-BJH-11).

     1                     32      The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (See Footnote 1-24).
                                   The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                   401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                   (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.

     3                      1      Pursuant to the February 12, 2001 Order (1) Authorizing Continued
                                   Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                   Existing Corporate Bank Accounts and Cash Management System; and
                                   (3) Extending Time to Comply with 11 U.S.C. Section 345
                                   Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                                   1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case
                                   No. 401-40788-BJH-11). Accordingly, all cash receipts and
                                   disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among
                                   Kevco, Inc. and its subsidiaries is included in this report as a
                                   Supplement to Accrual Basis -3. Debtor does maintain a small petty cash account that is included in the cash supplement schedule.
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